UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

             Date of Report (Date of Earliest event reported):
                                November 16, 2008

                            Metabolic Research, Inc.
           (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  (State or other jurisdiction of incorporation)

                                   000-28769
                             (Commission File Number)

                                  35-2065469
                       (IRS Employer Identification No.)

                  6320 McLeod Dr, Ste 7, Las Vegas, NV 89120
        (Address of principal United States executive offices and Zip Code)

                                 702-263-7070
              (Registrant's telephone number, including area code)

                                         N/A
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 1 - BUSINESS AND OPERATIONS


Item 1.01. Entry into a Material Definative Agreement

The Company has entered into a sales agreement with General Nutrition Distribution, LP. General Nutrition Distribution, LP will purchase Stemulite for Men and Stemulite for Women for sale in its outlets. General Nutrition Distribution, LP is the logistic distribution arm of General Nutrition Centers.


Date:  Deccember 1, 2008

                METABOLIC RESEARCH, INC.

                    TW OWEN
         By /s/----------------------
                    TW OWEN
                   Secretary